UNITED STATES
                     SECURITIES AND EXCHANGE COMMISSION
                           Washington, D.C. 20549

                                  FORM 8-K

                               CURRENT REPORT

  PURSUANT TO SECTION 13 OR 15 (D) OF THE SECURITIES EXCHANGE ACT OF 1934

    Date of Report (Date of Event Earliest Reported): September 7, 2006
                            (September 1, 2006)


                           Monarch Staffing, Inc.
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           (Exact name of registrant as specified in its charter)


     Nevada                       0-49915                   88-0474056
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(State or other jurisdiction     Commission               (I.R.S. Employer
 of incorporation)              File Number)            Identification No.)


         18301 Von Karman Ave, Suite 250, Irvine, California 92612
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                  (Address of principal executive offices)


                               (949) 260-0150
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                      (Registrant's telephone number)

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       (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2 below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))




Item 5.02. Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers

On September 1, 2006, we appointed Joel H. Williams as our Chief Executive Officer. Mr. Williams replaces David Walters, who will continue to serve as Chairman of our Board of Directors. We have entered into an employment
agreement with Mr. Williams with an initial term of two years.    The
employment agreement provides for a base salary of $160,000 (subject to performance-based adjustments) and a quarterly bonus equal to 5% of our earnings before interest, taxes, depreciation and amortization. If the employment agreement is terminated by us (other than for specified cause events), Mr. Williams will receive his full base salary for the remaining term of the agreement.

We will grant to Mr. Williams options to purchase a total of 789,552 shares of our common stock. The options will be granted in four equal tranches having exercise prices equal to $0.25 per share, $0.50 per share, $0.75 per share and $1.00 per share, respectively. Each tranche will vest 20% upon grant and thereafter 10% for eight quarters with full vesting upon a change in control.

Mr. Williams has been a senior executive of health care companies for the past 14 years. Most recently, he served as a divisional President (2005-July 2006) and Senior Vice President (2003-2005) with Supplemental Health Care, a privately held health care staffing company. Previously, Mr. Williams was a senior executive at Staff Search Health Care, a privately held healthcare staffing company, serving as Chief Operating Officer (2000-
2003) and Chief Financial Officer (1999-2000). Prior to Staff Search Health Care, Mr. Williams held financial and corporate development management positions with a variety of other health care staffing and other companies. He received an MBA from the University of Houston and a B.B.A. in finance from the University of Texas.

Item 9.01.  Financial Statements and Exhibits

Exhibit No. Description

10.1        Employment agreement with Joel Williams dated September 1,
            2006.

99.1        Press Release dated September 7, 2006.


                                 SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  September 7, 2006          Monarch Staffing, Inc.
                                  a Delaware corporation


                                  By: /s/ David Walters
                                  Name: David Walters
                                  Title: Chairman




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